UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2017

Repros Therapeutics Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15281 (Commission File Number)	76-0233274 (I.R.S. Employer Identification No.)

2408 Timberloch Place, Suite B-7
The Woodlands, TX	77380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 719-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 8.01 Other Events.

On May 18, 2017, Repros Therapeutics Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Laidlaw & Company (UK) Ltd., as representative of the underwriter named in Schedule A thereto (the “Underwriter”), with respect to the issuance and sale in an underwritten public offering (the “Offering”) by the Company of (i) 2,744,125 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), each Share to be sold together with a Series A Warrant (“Series A Warrant”) to purchase 0.75 share of Common Stock and a Series B Warrant (“Series B Warrant”) to purchase 0.50 share of Common Stock, and (ii) pre-funded Series C Warrants (“Pre-Funded Series C Warrants” and, together with Series A Warrants and Series B Warrants, the “Warrants’) to purchase up to 2,245,875 shares of Common Stock, to be sold together with a Series A Warrant for each share of Common Stock issuable upon exercise of the Pre-Funded Series C Warrant and a Series B Warrant for each share of Common Stock issuable upon exercise of the Pre-Funded Series C Warrant, to certain investors whose purchase of shares of Common Stock in the Offering would result in the investor, together with its affiliates and certain related parties, beneficially owning more than 4.99% of the Company’s outstanding Common Stock following the consummation of the Offering. The total Series A Warrants and Series B Warrants included in the Offering will be for purchase of 3,742,500 shares of Common Stock and 2,495,000 shares of Common Stock, respectively. The Shares and the Warrants will be issued separately. There is no established public trading market for the Warrants and the Company does not expect a market to develop in the future. The Warrants will be certificated and will be delivered to the investors by physical delivery at the closing. The Offering is expected to close on or about May 23, 2017, subject to the satisfaction of customary closing conditions.

The gross proceeds to the Company from the offering are expected to be approximately $3.0 million, and the net proceeds to the Company from the offering, after deducting the underwriting discount and commissions and other estimated offering expenses, are expected to be approximately $2.5 million. The Company intends to use the proceeds from the offering to fund general corporate purposes.

The Shares, the Warrants and the shares of Common Stock underlying the Warrants are registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to a shelf registration on Form S-3 (Registration No. 333-197253) ) initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act on July 3, 2014, as amended by Amendment No. 1 on Form S-3 filed with the SEC on July 16, 2014 and declared effective by the SEC on July 24, 2014, which was subsequently amended by Post-Effective Amendment No. 1 on Form S-3 filed with the SEC on June 14, 2016 and declared effective by the SEC on June 23, 2016 (the Registration Statement, as amended and declared effective by the Commission, the “Registration Statement”), a preliminary prospectus supplement dated May 17, 2017 (including the accompanying base prospectus (the “Base Prospectus”) as contained in the Registration Statement) and filed with the SEC on May 18, 2017, and a final prospectus supplement dated May 18, 2017 (including the accompanying Base Prospectus) and filed with the SEC on May 18, 2017, in connection with the Offering. A copy of the opinion of Morgan, Lewis & Bockius LLP relating to the legality of the issuance and sale of the securities sold in this Offering is attached as Exhibit 5.1 hereto..

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Series A Warrants

Series A Warrants are immediately exercisable and will expire on the fifth anniversary of the original issuance date. Series A Warrants have an exercise price of $0.84 per share of Common Stock. The exercise price of the Series A Warrants is subject to full ratchet adjustment in certain circumstances, subject to a floor price of $0.17 per share. If the Company fails to timely deliver the shares underlying the Series A Warrants, the Company will be subject to certain buy-in provisions.

If there is no effective registration statement covering the issuance of the shares issuable upon the exercise of the Series A Warrants, the warrants are exercisable on a cashless basis.

If at any time after the issuance date, (i) the closing bid price of Common Stock is equal to or greater than $1.75 per share for a period 30 consecutive trading days following the applicable determination date (the 30 consecutive trading days on which the condition in this clause (i) is satisfied are referred to herein as the “Measuring Period”), (ii) no Equity Conditions Failure (as defined in the Series A Warrants) have occurred, and (iii) the aggregate dollar trading volume (as reported on Bloomberg Financial Markets) of the Common Stock on the applicable eligible market for each trading day during the Measuring Period exceeds $225,000 per day, then the Company has the right to purchase the entire then-remaining portion of Series A Warrants from the holders, subject to certain conditions.

In the event of any extraordinary transaction, and generally including any merger with or into another entity, sale of all or substantially all of the Company’s assets, tender offer or exchange offer, or reclassification of Common Stock, the holder will have the right to have the Series A Warrants and all obligations and rights thereunder assumed by the successor or acquiring corporation. In the event of an extraordinary transaction, the Company or any successor entity will pay at the holder’s option, exercisable at any time concurrently with or within 30 days after the consummation of the extraordinary transaction, an amount of cash equal to the value of the Series A warrants as determined in accordance with the Black Scholes option pricing model and the terms of the warrants.

A holder of a Series A Warrant will not have the right to exercise any portion of the warrant if the holder (together with its affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series A Warrants; provided that at the election of a holder and notice to the Company such percentage ownership limitation may be increased or decreased to any other percentage, not to exceed 9.99%; provided that any increase will not be effective until the 61st day after such notice is delivered from the holder to the Company.

Series B Warrants

Series B Warrants are immediately exercisable and will expire on the second anniversary of the original issuance date. Series B Warrants have an exercise price of $0.92 per share of Common Stock. The exercise price of the Series B Warrants is subject to full ratchet adjustment in certain circumstances, subject to a floor price of $0.17 per share. If the Company fails to timely deliver the shares underlying the Series A Warrants, the Company will be subject to certain buy-in provisions.

If there is no effective registration statement covering the issuance of the shares issuable upon the exercise of the Series B Warrants, the warrants are exercisable on a cashless basis. In addition, in lieu of the cashless exercise described in the immediate preceding sentence, beginning 30 days from the issuance date during the warrant exercisability period, the holder is permitted to effect a cashless exercise and receive a net number of shares which is equal to the (i) 200% of the applicable warrant exercise percentage of the initial warrant amount and (ii) the quotient obtained by dividing (A) the difference obtained by subtracting (x) the market price, from (y) the initial exercise price per share of Series B Warrants by (B) the market price.

If at any time after the issuance date, (i) the closing bid price of Common Stock is equal to or greater than $1.75 per share for a period 30 consecutive trading days following the applicable determination date (the 30 consecutive trading days on which the condition in this clause (i) is satisfied are referred to herein as the “Measuring Period”), (ii) no Equity Conditions Failure (as defined in the Series B Warrants) have occurred, and (iii) the aggregate dollar trading volume (as reported on Bloomberg Financial Markets) of the Common Stock on the applicable eligible market for each trading day during the Measuring Period exceeds $225,000 per day, then the Company has the right to purchase the entire then-remaining portion of Series A Warrants from the holders, subject to certain conditions.

In the event of any extraordinary transaction, and generally including any merger with or into another entity, sale of all or substantially all of the Company’s assets, tender offer or exchange offer, or reclassification of Common Stock, the holder will have the right to have the Series B Warrants and all obligations and rights thereunder assumed by the successor or acquiring corporation. In the event of an extraordinary transaction, the Company or any successor entity will pay at the holder’s option, exercisable at any time concurrently with or within 30 days after the consummation of the extraordinary transaction, an amount of cash equal to the value of the Series B warrants as determined in accordance with the Black Scholes option pricing model and the terms of the warrants.

A holder of a Series B Warrant will not have the right to exercise any portion of the warrant if the holder (together with its affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series B Warrants; provided that at the election of a holder and notice to the Company such percentage ownership limitation may be increased or decreased to any other percentage, not to exceed 9.99%; provided that any increase will not be effective until the 61st day after such notice is delivered from the holder to us.

Pre-Funded Series C Warrants

Pre-Funded Series C Warrants are immediately exercisable and will expire on the second anniversary of the original issuance date. The Series C Warrants exercise price is $0.60 per share of Common stock. The exercise price of the Pre-Funded Series C Warrants, except for the nominal exercise price of $0.001 per share of Common Stock, will have been Pre-Funded to the Company and, consequently, no additional consideration (other than the nominal exercise price of $0.001 per share of Common Stock) will be required to be paid by the holders to any person to effect any exercise of the Pre-Funded Series C Warrants. The holder will not be entitled to the return or refund of all, or any portion, of such Pre-Funded exercise price under any circumstance or for any reason whatsoever, including in the event a Pre-Funded Series C Warrant will not have been exercised prior to its expiration.

If there is no effective registration statement covering the issuance of the shares issuable upon the exercise of the Pre-Funded Series C Warrants, the warrants are exercisable on a cashless basis.

In the event of any extraordinary transaction, and generally including any merger with or into another entity, sale of all or substantially all of our assets, tender offer or exchange offer, or reclassification of our Common Stock, the holder will have the right to have the Pre-Funded Series C and all obligations and rights thereunder assumed by the successor or acquiring corporation. In the event of an extraordinary transaction, the Company or any successor entity will pay at the holder’s option, exercisable at any time concurrently with or within 30 days after the consummation of the extraordinary transaction, an amount of cash equal to the value of the Pre-Funded Series C Warrants as determined in accordance with the Black Scholes option pricing model and the terms of the warrants.

A holder of a Pre-Funded Series C Warrant will not have the right to exercise any portion of the warrant if the holder (together with its affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Series C Warrants; provided that at the election of a holder and notice to us such percentage ownership limitation may be increased or decreased to any other percentage, not to exceed 9.99%; provided that any increase will not be effective until the 61st day after such notice is delivered from the holder to the Company.

The foregoing summaries of the Underwriting Agreement and the Warrants do not purport to be complete and are qualified in its entirety by reference to the full text of the Underwriting Agreement and forms of the Warrants, which are filed as Exhibits 1.1, 4.1, 4.2 and 4.3 hereto and are incorporated herein by reference.

Forward-Looking Statements

Any statements made by the Company that are not historical facts contained in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to various risks, uncertainties and other factors that could cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. These statements often include words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “intend,” “believe,” “plan,” “seek,” “could,” “can,” “should” or similar expressions. These statements are based on assumptions that the Company has made in light of the Company's experience in the industry, as well as the Company's perceptions of historical trends, current conditions, expected future developments and other factors the Company believes are appropriate in these circumstances. Forward-looking statements include, but are not limited to, those relating to the Offering and the anticipated use of the net proceeds therefrom, and are subject to such risks as are identified in the Company's most recent Annual Report on Form 10-K and in any subsequent quarterly reports on Form 10-Q. These documents are available on request from the Company or at www.sec.gov. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 18, 2017, by and between Repros Therapeutics Inc. and Laidlaw & Company (UK) Ltd., as representative of the underwriter named in Schedule A thereto
4.1	Form of Series A Warrant
4.2	Form of Series B Warrant
4.3	Form of Pre-Funded Series C Warrant
5.1	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Shares and the Warrants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPROS THERAPEUTICS INC.

By:	/s/ Kathi Anderson
Kathi Anderson
Chief Financial Officer

Dated: May 22, 2017

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 18, 2017, by and between Repros Therapeutics Inc. and Laidlaw & Company (UK) Ltd., as representative of the underwriter named in Schedule A thereto
4.1	Form of Series A Warrant
4.2	Form of Series B Warrant
4.3	Form of Pre-Funded Series C Warrant
5.1	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Shares and the Warrants